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                                                                    EXHIBIT 23.3


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into EOG Resources, Inc. and subsidiaries' previously filed Registration Statement File Nos. 33-48358, 33-52201, 33-58103, 33-62005, 333-09919, 333-20841, 333-18511, 333-31715, 333-44785, 333-69483 and
333-46858.


                                                  ARTHUR ANDERSEN LLP


Houston, Texas
February 22, 2001


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